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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   May 4, 1998
                                                  ------------------


                                  Keane, Inc.
          -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
             -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            1-7516                                       04-243-7166
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                             02129
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (617) 241-9200
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On May 4, 1998, Keane, Inc. (the "Registrant") announced the completion of a transaction with GSE Systems, Inc. in which the Registrant acquired substantially all of the assets of GSE Erudite Software, Inc. ("GSE Erudite"). A copy of the Registrant's press release announcing the completion of the transaction is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Financial statements of businesses acquired are not required as per Rule 3-05(b) of Regulation S-X.

     (b) Pro Forma Financial Information.

         Pro forma financial information is not required as per Rule 11-01(c) of Regulation S-X.

     (c) Exhibits.
         --------


     99.1 Press Release regarding acquisition of assets of GSE Erudite by the Registrant, dated May 4, 1998.

                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 4, 1998                     KEANE, INC.
                                      ------------
                                      (Registrant)



                                      By: /s/ Wallace A. Cataldo
                                          -----------------------------
                                          Wallace A. Cataldo
                                          Vice President - Finance
                                          and Administration

                                      -3-
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------



99.1 Press Release regarding acquisition of assets of GSE Erudite by the Registrant, dated May 4, 1998.